Exhibit 99.1
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Contacts: Dolph Baker, Chairman and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813

CAL-MAINE FOODS REPORTS THIRD QUARTER FISCAL 2021 RESULTS

JACKSON, Miss. (March 29, 2021) - Cal-Maine Foods, Inc. (NASDAQ: CALM) today reported results for the third quarter of fiscal 2021 (thirteen weeks) and

thirty-nine-week period ended February 27,

2021.

Net sales for the third quarter of fiscal 2021 were $359.1 million, a 3.9 percent increase compared to
$345.6 million for

the third quarter

of fiscal 2020. The

Company reported net

income of $13.5 million,

or $0.28
per basic

and diluted share,

for the

third quarter of

fiscal 2021, compared

to net income

of $13.7 million,

or
$0.28 per basic and diluted share, for the third quarter

of fiscal 2020.

For the

thirty-nine weeks

ended February

27, 2021,

net sales

were $999.2

million, an

11.2

percent
increase compared with

$898.3 million

for the

prior-year period.

The Company reported

net income of

$6.3
million, or $0.13 per basic

and diluted share, for the

thirty-nine weeks ended February 27,

2021, compared to
a net loss of $42.1 million, or $0.87 per basic and

diluted share, for the prior-year period.

Dolph Baker, chairman and chief executive officer of Cal-Maine Foods, Inc., stated, “We are pleased with

our

results

for

the

third

quarter

of

fiscal

2021,

which

reflect

strong

retail

demand

for

shell

eggs

as
consumers

have

continued

to

purchase

more

eggs

for

preparing

meals

at

home.

While

we

saw

modest
improvement in

the

food

service

and

hospitality business

as

COVID-19-related restrictions

have

gradually
lifted in select parts

of the country, this

market segment has

not returned to

pre-pandemic demand levels.

For
the third quarter, total dozens sold were

up 3.1 percent over the

same period last year, reaching

279.7 million
dozens

sold.

We

are

proud

of

our

dedicated

employees who

have

continued

to

work

under

extraordinary
conditions to meet customer demand and support the nation’s

food supply. Our top priority is

the health and
safety of

our employees,

and we

remain vigilant

in managing

our operations

in a

safe manner.

We are

working
to provide appropriate education and convenient access to the COVID-19 vaccines for our employees based
on the latest Centers for Disease Control (CDC) guidelines

and subject to availability in the

states where we
operate.

“Our

average

sales

price

for

shell

eggs

was

$1.25

per

dozen

for

the

third

quarter

this

fiscal

year
compared with $1.24 per dozen

for the same period last

year. Sales prices have increased

since the end of
the third

fiscal quarter,

although they

are not

expected to

approach the

high prices

realized in

the fourth

quarter
last fiscal

year. Sales

prices in

the prior-year’s

fourth quarter

moved higher,

primarily driven

by the

normal
higher seasonal demand during

the peak Easter

season and the

consumer shift to

more meals prepared at
home due to the COVID-19 pandemic.

“The total number of shell

eggs produced for the third

quarter of fiscal 2021

was 3.3 percent less than
the same period

last year as

reported by the

United States Department

of Agriculture (“USDA”).

Hen numbers
reported by the USDA as of March 1, 2021, were 327.4 million, which represents 3.1 million fewer hens than
a

year

ago.

However,

the

USDA

also

reported

that

the

hatch

from

October

2020

through

February

2021
increased 2.6

percent as

compared to

the prior-year

period, and

eggs in

incubators were

up 20

percent in
February over the same

period last year, which may indicate

an increased supply

of hens in the future.

As we
emerge from

the COVID-19

pandemic with

an anticipated

return in

food service

demand, these

growing supply
indicators could affect

the overall balance

of supply and

demand for shell

eggs and have

an impact on

market
prices.

"We

continued

to

see

favorable

demand

in

specialty

egg

sales.

Eggs

remain

a

very

popular

and
inexpensive

source

of

protein,

and

we

strive

to

provide

a

favorable

product mix

of

both

conventional and
specialty eggs for today’s

health-conscious consumer. For the

third quarter of fiscal

2021, sales of specialty
eggs

totaled

$145.2

million, accounting

for

41.5

percent of

our

egg

sales

revenue, compared

with

$125.0
million,

or

37.2

percent of

egg

sales

revenue, in

the third

quarter of

fiscal

2020.

The

higher

specialty egg
revenue reflects a 16.2 percent increase in specialty

dozens sold in the third quarter of fiscal 2021 compared
to the same period last year.

CALM Reports Third Quarter Fiscal 2021

Results

March 29, 2021

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"Our goal remains to

match our production

with the needs of our

customers, especially as

we prepare
for

the

expected

future

demand

for

cage-free

eggs.

As

additional

states

consider

legislation

for

cage-free
requirements, and assuming

companies meet

their previously stated

goals to offer cage-free

eggs, the USDA
projects that over

70 percent of

the U.S.

laying flock

will need

to be

in cage-free production

by 2026. Since
2008, we have invested $418 million in

facilities, equipment, and related operations to expand our

cage-free
production. We have

a strong balance

sheet with ample

liquidity and access

to capital to

continue to make

the
necessary investments

in our

operations, and

we remain

focused on

having sufficient

capacity to

meet the
needs of our customers

with the same exceptional service that

is a hallmark of Cal-Maine Foods.

“Our operations performed

well during the

third quarter, despite the

disruptions from the

severe winter
weather that affected operations

across a significant

portion of our

footprint in mid-February. Our

managers
and employees

in these

locations did

an outstanding

job in

preparing for

the storm

and managing

through
challenging

conditions

with

sufficient

feed

and

generator

power

to

continue

production

with

minimal
disruptions. We experienced some short-term delays in distribution as many of our customers in these areas were temporarily closed, but we were able to

quickly resume normal delivery schedules.

“For

the

third

quarter,

operating loss

was

$493

thousand

compared with

operating

income

of

$5.2
million for

the same

period a

year ago.

Farm production

costs per

dozen produced

for the

third quarter

of fiscal
2021 were up

7.0 percent, or

$0.051 per

dozen, compared to

the third quarter

of fiscal

2020. This increase
was primarily due to

higher feed costs,

which started trending higher

midway through the

second quarter of
fiscal 2021. For the third

quarter, the average Chicago Board of

Trade (“CBOT”) daily market price was

$4.97
per bushel for corn and

$422.61 per ton for soybean

meal, representing an increase

of 29.9 percent and 42.4
percent,

respectively, compared

to

the

daily

average

CBOT

prices

for

the same

period

last

year.

As

feed
ingredient prices

rose

through the

second

and

third

quarters of

fiscal

2021,

we

benefited

from our

normal
operating practices

of filling our storage

bins at harvest

and locking in

the basis portion

of our grain

purchases
several months

in advance

to help

ensure availability

of feed

ingredients.

Most of

this benefit

has been

realized
in

our

second and

third

fiscal

quarters, however,

during our

fourth

fiscal

quarter we

will

be

exposed more
directly to price movements in

the feed ingredient market. We

expect to see continued price

volatility for the
remainder

of

fiscal

2021

as

increased

export

demand

for

both

soybeans

and

corn

is

placing

pressure on
domestic supplies and carryout inventories are projected

to be lower. Additionally, the

ongoing uncertainties
and supply chain disruptions related to

the COVID-19 outbreak, weather fluctuations and geopolitical issues will continue to affect market prices for our

primary feed ingredients.

“We are

pleased with

our ability

to execute

our growth

strategy and

respond to

the challenges

and
opportunities in

a dynamic

market. Importantly,

our improved

financial results

through the

third quarter

of fiscal
2021

allowed us

to resume

payment of

our

quarterly cash

dividend. While

we

are

still

facing an

uncertain
environment due to

the ongoing COVID-19

pandemic, continued

volatility in feed

grain prices, and

changes in
customer and consumer

demand, we look

forward to the

opportunities ahead for

the remainder of

fiscal 2021.
We

believe

retail

consumer

demand

for

eggs

will

remain

strong;

however,

it

is

difficult

to

predict

when
restaurants and

food service

operators will

return to

pre-pandemic business

schedules, and

how retail

demand
will be affected. Regardless of market conditions, we are focused on managing our operations in an efficient
and

sustainable manner

that ensures

the safety

of

our

employees. We

will continue

to make

the strategic
investments to support

our future growth, and

we are well positioned with

sufficient capital to expand

our own
capacity

or

consider

potential

acquisitions.

Above

all,

we

are

focused

on

meeting

the

demands

of

our
customers and delivering value to our

shareholders,” added Baker.

For the third quarter

of fiscal 2021, Cal-Maine

Foods will pay

a cash dividend of

approximately $0.034
per

share

to

holders

of

its

common

and

Class

A

common

stock.

Pursuant

to

Cal-Maine

Foods’

variable
dividend

policy,

for

each

quarter

for

which

the

Company

reports

net

income,

the

Company

pays

a

cash
dividend to

shareholders in

an amount

equal to

one-third of

such quarterly

income. Following

a quarter

for
which the

Company does

not report

net income,

the Company

will

not pay

a dividend

with

respect to

that
quarter or for a subsequent

profitable quarter until the

Company is profitable on

a cumulative basis computed
from the

date of

the last

quarter for

which a

dividend was

paid. The

amount paid

could vary

based on

the
number of

outstanding shares

on the

record date.

The dividend

is payable

on May

13, 2021,

to holders

of
record on April 28, 2021.

CALM Reports Third Quarter Fiscal 2021

Results

March 29, 2021

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Selected operating

statistics for

the third

quarter of

fiscal 2021

compared with

the prior-year

period
are shown below:

13 Weeks Ended 39 Weeks Ended
February 27,
2021
February 29,
2020
February 27,

2021
February 29,
2020
Dozen Eggs Sold (000) 279,715 271,277 817,360 786,727
Dozen Eggs Produced (000) 248,130 239,072 731,205 684,837
% Specialty Sales (dozen) 27.4% 24.3% 26.6% 23.8%
% Specialty Sales (dollars) 41.5% 37.2% 42.0% 40.3%
Net Average Selling Price (per
dozen) $ 1.246 $ 1.236 $ 1.185 $ 1.107
Net Average Selling Price Specialty
Eggs (per dozen) $ 1.895 $ 1.895 $ 1.876 $ 1.884
Feed Cost (per dozen) $ 0.467 $ 0.406 $ 0.422 $ 0.411

Cal-Maine

Foods,

Inc.

is

primarily

engaged

in

the

production,

grading,

packing,

marketing

and
distribution of fresh

shell eggs, including

conventional, cage-free,

organic and

nutritionally

enhanced eggs.
The Company, which is

headquartered in Jackson, Mississippi,

is the largest

producer and distributor

of fresh
shell

eggs

in

the

United States

and

sells the majority of

its

shell

eggs

in

states

across

the

southwestern,
southeastern, mid-western and

mid-Atlantic regions of the United States.

Statements contained

in this

press release

that are

not historical

facts are

forward-looking statements

as
that

term

is

defined

in

the

Private

Securities

Litigation

Reform

Act

of

1995.

The

forward-looking

statements

are
based on management’s current intent, belief, expectations, estimates and projections regarding our company and our

industry.

These

statements

are

not

guarantees

of

future

performance

and

involve

risks,

uncertainties,
assumptions and

other factors

that are

difficult to

predict and

may be

beyond our

control. The

factors that

could
cause

actual

results

to

differ

materially

from

those

projected

in

the

forward-looking

statements

include,

among
others,

(i)

the

risk

factors

set

forth

in

the

Company’s

SEC filings

(including

its

Annual

Reports on

Form

10-K,
Quarterly Reports on Form 10-Q and Current

Reports on Form 8-K), (ii) the risks

and hazards inherent in the shell
egg business (including disease, pests, weather conditions and potential for recall),

(iii) changes in the demand for
and market prices of shell eggs and feed

costs, (iv) our ability to predict and

meet demand for cage-free and other
specialty

eggs,

(v)

risks,

changes

or

obligations

that

could

result

from

our

future

acquisition

of

new flocks

or
businesses and risks

or changes that may

cause conditions to completing

a pending acquisition

not to be met,(vi)
risks relating to the

evolving COVID-19 pandemic, and (vii) adverse

results in pending litigation matters. SEC

filings
may be obtained from the SEC or the Company’s website, www.calmainefoods.com.

Readers are cautioned not to
place

undue

reliance

on

forward-looking

statements because,

while

we

believe the assumptions

on

which the
forward-looking

statements

are

based

are

reasonable,

there can

be

no

assurance

that

these

forward-looking
statements will prove to be accurate.

Further, the forward-looking

statements included herein are only made

as of
the respective dates thereof, or if no

date is stated, as of the date hereof. Except

as otherwise required by law,

we
disclaim any

intent or obligation

to publicly

update these

forward-looking

statements,

whether as

a result

of new
information, future events or otherwise.

CALM Reports Third Quarter Fiscal 2021

Results

March 29, 2021

-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)

SUMMARY STATEMENTS

OF OPERATIONS

13 Weeks Ended 39 Weeks Ended
February 27,

2021
February 29,
2020
February 27,

2021
February 29,
2020
Net sales $ 359,080 $ 345,588 $ 999,189 $ 898,276
Cost of sales 311,563 295,760 876,457 840,198
Gross profit 47,517 49,828 122,732 58,078
Selling, general and administrative 47,656 44,231 135,494 132,434
Loss on disposal of fixed assets 354 385 476 467
Operating income (loss) (493) 5,212 (13,238) (74,823)
Other income, net 12,325 12,837 15,462 17,331
Income (loss) before income taxes 11,832 18,049 2,224 (57,492)
Income tax (benefit) expense (1,716) 4,278 (4,080) (15,356)
Net income (loss) 13,548 13,771 6,304 (42,136)
Less: Loss attributable to noncontrolling interest — 22 — (64)
Net income (loss) attributable to Cal-Maine Foods,
Inc. $ 13,548 $ 13,749 $ 6,304 $ (42,072)
Net income (loss) per common share attributable to
Cal-Maine Foods, Inc.:
Basic $ 0.28 $ 0.28 $ 0.13 $ (0.87)
Diluted $ 0.28 $ 0.28 $ 0.13 $ (0.87)
Weighted average shares outstanding:
Basic 48,530 48,473 48,511 48,455
Diluted 48,659 48,588 48,649 48,455

CALM Reports Third Quarter Fiscal 2021

Results

March 29, 2021

-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS

February 27, 2021 May 30, 2020
ASSETS
Cash and short-term investments $ 180,688 $ 232,293
Receivables, net 130,314 98,375
Inventories 207,739 187,216
Prepaid expenses and other current assets 4,162 4,367
Current assets 522,903 522,251
Property, plant and equipment (net) 585,389 557,375
Other noncurrent assets 122,992 127,068
Total

assets
$ 1,231,284 $ 1,206,694
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 99,851 $ 92,182
Current portion of lease obligations 953 1,001
Current liabilities 100,804 93,183
Lease obligations, less current maturities 1,672 2,387
Deferred income taxes and other liabilities 112,359 101,449
Stockholders' equity 1,016,449 1,009,675
Total

liabilities and stockholders' equity
$ 1,231,284 $ 1,206,694